SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

February 5, 2004

Date of report (Date of earliest event reported)

MOORE WALLACE INCORPORATED

(Exact name of registrant as specified in charter)

Canada	1-8014	98-0154502
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6100 Vipond Drive, Mississauaga, Ontario, Canada	L5T 2X1
(Address of principal executive of offices)	(Zip code)

Registrant’s telephone number including area code: (905) 362-3100

(Former Name or former address, if changed since last report)

Item 7.	FINANCIAL STATEMENTS AND EXHIBITS

The following material is not filed but is furnished pursuant to Items 9 and 12 as an exhibit in this Current Report on Form 8-K.

Exhibit	Description
99.1	Earnings Press Release, dated February 5, 2004

Item 9.	REGULATION FD DISCLOSURE.

Pursuant to General Instruction B(2) to Form 8-K, the information furnished in this Item 9, including the exhibit listed below, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference in any other filing under the Securities Act of 1933 (“Securities Act”) or the Exchange Act unless the registrant specifically incorporates this item in a filing under either of such acts.

On February 5, 2004, the Company announced its financial results for the fourth quarter and fiscal year ended December 31, 2003. A copy of the press release containing the announcement is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Pursuant to General Instruction B(6) to Form 8-K, the information furnished in this Item 12, including the exhibit listed below, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference in any other filing under the Securities Act or the Exchange Act unless the registrant specifically incorporates this item in a filing under either of such acts.

On February 5, 2004, the Company announced its financial results for the fourth quarter and fiscal year ended December 31, 2003. A copy of the press release containing the announcement is included as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOORE WALLACE INCORPORATED

By:	/s/ Theodore J. Theophilos

	Name:	Theodore J. Theophilos
	Title:	Executive Vice President, Business and Legal Affairs and Secretary

DATE: February 6, 2004

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued on February 5, 2004

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